Exhibit 10.2

GENERAL SECURITY AGREEMENT

(Personal Property Security Act – British Columbia)

THIS GENERAL SECURITY AGREEMENT (this “Agreement”) is made as of December 29, 2025

BETWEEN:

DAMON INC., a corporation incorporated under the laws of British Columbia

Address: 4601 Canada Way, Suite #402, Burnaby, British Columbia V5G 4X7
(the “Debtor”)

AND:

BALJINDER BHULLAR and DINO MARIUTTI, jointly and severally (each a “Secured Party”, and together, the “Secured Party”)

Address for Notices: [***] and [***]

RECITALS

A. The Debtor has executed a Promissory Note dated December 29, 2025 in favour of the Secured Party in the principal amount of USD $300,000 (as amended, restated, supplemented or replaced in accordance with its terms, (the “Note”).

B. The Secured Party has agreed to advance funds to the Debtor pursuant to the Note.

C. As a condition of the Secured Party entering into the Note and advancing funds thereunder, the Debtor has agreed to grant a security interest in its personal property to secure the Obligations (as defined below).

D. The Debtor is indebted on a secured basis to Streeterville Capital, LLC (“Streeterville”), under that certain Secured Promissory Note dated as of June 26, 2024, as may be amended from time to time, and held by Streeterville pursuant to a certain Note Purchase Agreement dated as of June 26, 2024 between Debtor and Streeterville, and secured by, among other things, that certain Intellectual Property Security Agreement by and among the same parties, and that certain Security Agreement dated as of November 13, 2024, and Amendment to Security Agreement dated as of November 13, 2024, by and among the same parties as in and as may be further amended (together, along with all other amendments, instruments of perfection, and related loan documentation, the “Streeterville Loan Documents” and the obligations of the Debtor evidenced thereby, the “Streeterville Indebtedness”).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1. SECURITY INTEREST

1.1 Grant of Security

As continuing security for the payment and performance of the Obligations, the Debtor hereby grants to the Secured Party a security interest in all of the Debtor’s present and after-acquired personal property, of every nature and kind, wherever situated, including without limitation (the “Security Interest”):

(a) all goods, including inventory, equipment, machinery, vehicles, tools, furnishings and fixtures;

(b) all accounts, book debts, contract rights and receivables;

(c) all money, deposit accounts and cash equivalents;

(d) all general intangibles, including intellectual property, licences, permits, goodwill and insurance proceeds;

(e) all chattel paper, instruments, documents of title and investment property;

(f) all proceeds, substitutions, replacements, renewals and accessions of the foregoing; and

(g) all books, records and data relating to the foregoing

(collectively, the “Collateral”).

The Security Interest shall be subordinate only to the security interests of Streeterville and all Streeterville Indebtedness. Debtor and Secured Party acknowledge that the Security Interest created hereby is and will remain subordinated in all respects to the security interests of Streeterville and all Streeterville Indebtedness, and, further, agree to execute and abide by a plenary intercreditor/subordination agreement subordinating obligations under the Note and the Security Interest under this Agreement to all obligations owed to Streeterville in form and substance acceptable to Streeterville in its sole discretion.

1.2 PPSA Security Only

This Agreement grants a Security Interest solely in personal property and is intended to be governed by and perfected pursuant to the Personal Property Security Act (British Columbia) (the “PPSA”). No security interest in real property is granted by this Agreement.

2. OBLIGATIONS SECURED

This Agreement secures all obligations of the Debtor to the Secured Party under the Note, including without limitation:

(a) principal;

(b) interest (including default interest);

(c) the setup fee and any other fees payable under the Note; and

(d) all costs, expenses and legal fees incurred by the Secured Party in enforcing the Note or this Agreement

(collectively, the “Obligations”).

3. PERMITTED PRIOR SECURITY AND SUBORDINATION

3.1 The Debtor and the Secured Party acknowledge that the Debtor has previously granted security interests in favour of Streeterville Capital, LLC (the “Senior Secured Party”).

3.2 The Security Interest granted under this Agreement is subordinate and junior to the security interests of the Senior Secured Party as in effect on December 24, 2025 (the “Permitted Prior Security”).

3.3 Except for the Permitted Prior Security, the Debtor shall not grant any security interest ranking pari passu with or in priority to the Security Interest without the prior written consent of the Secured Party.

4. ATTACHMENT AND PERFECTION

The Debtor confirms that:

(a) value has been given;

(b) the Debtor has rights in the Collateral; and

(c) the Security Interest attaches immediately and continuously.

The Debtor authorizes the Secured Party to register financing statements and financing change statements under the PPSA without further consent.

5. REPRESENTATIONS AND WARRANTIES

The Debtor represents and warrants to the Secured Party that:

(a) it is duly incorporated, validly existing and in good standing;

(b) it has full power and authority to enter into and perform this Agreement;

(c) this Agreement constitutes a valid and binding obligation;

(d) execution of this Agreement does not breach any other agreement binding on the Debtor;

(e) except for the Permitted Prior Security, the Collateral is free of security interests; and

(f) the Debtor is solvent and able to pay its debts as they become due.

6. COVENANTS

While any Obligations remain outstanding, the Debtor shall:

(a) maintain and preserve the Collateral in good condition;

(b) defend title to the Collateral;

(c) keep accurate books and records relating to the Collateral;

(d) promptly notify the Secured Party of any Default or material adverse change;

(e) execute further documents required to perfect or maintain the Security Interest; and

(f) not sell or dispose of the Collateral except inventory sold in the ordinary course of business.

7. DEFAULT

An Event of Default occurs if:

(a) the Debtor defaults under the Note;

(b) the Debtor becomes insolvent or bankrupt;

(c) a receiver or trustee is appointed;

(d) the Debtor ceases or materially curtails its business;

(e) a representation proves materially false; or

(f) the Secured Party reasonably believes payment of the Obligations is impaired.

8. ENFORCEMENT AND ACCELERATION

Upon an Event of Default, the Secured Party may:

(a) declare all Obligations immediately due and payable;

(b) enforce the Security Interest without notice or demand; and

(c) exercise all rights of a secured party under the PPSA.

9. APPLICATION OF PROCEEDS

All proceeds realized from enforcement shall be applied:

(a) first, to any senior security interests, including the Streeterville Indebtedness;

(b) second, to enforcement costs and legal fees,

(c) third, to interest and fees;

(d) fourth, to principal; and

(e) any surplus to the Debtor, subject to law.

10. NOTICES

Notices shall be in writing and delivered personally, by courier or by email to the addresses above, and are deemed received on the next business day if sent after 4:00 p.m. (Pacific Time).

11. GENERAL

●	Time is of the essence.

●	Rights and remedies are cumulative.

●	This Agreement is governed by the laws of British Columbia.

●	This Agreement may be executed electronically and in counterparts.

12. ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the parties regarding the Security Interest and may be amended only in writing signed by the Secured Party.

EXECUTION

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

DAMON INC.

Per:	/s/ Dominique Kwong
Name:	Dominique Kwong
Title:	CEO

I have authority to bind the corporation.

SECURED PARTY

BALJINDER BHULLAR

Per:	/s/ BALJINDER BHULLAR
Name:	BALJINDER BHULLAR

DINO MARIUTTI

Per:	/s/ DINO MARIUTTI
Name:	DINO MARIUTTI

Schedule “A” — Permitted Prior Security

1.	Security interests granted in favour of Streeterville Capital, LLC, as in effect on December 29, 2025.